                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       Commission File Number:
            June 24, 2002                                      333-39178



                             XM SATELLITE RADIO INC.
             (Exact name of registrant as specified in its charter)



           Delaware                                           52-1805102
 (State or other jurisdiction                                (IRS Employer
       of incorporation)                                Identification Number)



                           1500 Eckington Place, N.E.
                             Washington, D.C. 20002
              (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 380-4000

          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS

     Conforming Exhibit Filing. This Current Report on Form 8-K is being filed solely for technical reasons, to file as an exhibit a contract that was recently filed in final form by our parent company, but was previously filed by us only in preliminary form. The contract is the Third Amended and Restated Satellite Purchase Contract for In-Orbit Delivery, dated as of May 15, 2001, between XM Satellite Radio Inc. and Boeing Satellite Systems International Inc., which we originally filed as an exhibit to our Form 8-K on December 6, 2001. That filing requested confidential treatment of certain terms, as permitted by SEC rules. In connection with the grant of confidential treatment by the SEC for the large majority of the material requested, on June 21, 2002 our parent company, XM Satellite Radio Holdings Inc., re-filed this contract with the SEC. Even though contracts are normally filed as exhibits with our Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K, we are now re-filing this contract as an exhibit to this Form 8-K in order to keep our disclosure current with that of our parent company.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                         Description
-----------                         -----------

10.36 Third Amended and Restated Satellite Purchase Contract for In-Orbit Delivery, dated as of May 15, 2001, between XM Satellite Radio Inc. and Boeing Satellite Systems International Inc. (incorporated by reference to Exhibit 10.36 of XM Satellite Radio Holdings Inc.'s Amendment No. 1 to Form S-3 (File No. 333-89132), filed with the SEC on June 21, 2002).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      XM SATELLITE RADIO INC.


Date:  June 24, 2002                  By: /s/ Joseph M. Titlebaum
                                         ---------------------------------------
                                      Joseph M. Titlebaum
                                      Senior Vice President, General Counsel and
                                      Secretary